SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              April 2, 2003
                                                        ------------------------



                                  E-LOAN, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                         001-25621                 77-0460084
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
   of Incorporation)                                         Identification No.)



     5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA                  94568
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       (Address of Principal Executive Offices)                     (Zip Code)



                                 (925) 241-2400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On April 2, 2003, E-LOAN, Inc. (the "Company") issued a press release announcing that it renewed its $400 million warehouse line of credit with Greenwich Capital Financial Products. The Company also announced it entered into a new $75 million warehouse line of credit agreement with Residential Funding Corporation. The scheduled warehouse line expiration dates are March 30, 2004 and December 31, 2003, respectively. These warehouse lines along with an existing line total $625 million in mortgage and home equity warehouse line capacity for the Company. A copy of the press release is attached as Exhibit
99.1 to this Report and is incorporated herein by reference.


ITEM 7.  EXHIBITS


Exhibit 10.1* Amendment Number Four to Master Loan and Security Agreement with Greenwich Capital Financial Products, Inc. dated March 12, 2003

Exhibit 10.2* Warehouse Credit and Security Agreement with Residential Funding Corporation dated March 7, 2003

Exhibit 10.3* Promissory Note with Residential Funding Corporation dated March 7, 2003

Exhibit 10.4* Amendment Number Five to Master Loan and Security Agreement with Greenwich Capital Financial Products, Inc. dated March 31, 2003

Exhibit 10.5* Promissory Note with Greenwich Capital Financial Products, Inc. dated March 31, 2003

Exhibit 99.1        Press Release dated April 2, 2003,  entitled  "E-LOAN,  Inc.
                    Supports Growth by Increasing Warehouse Line Capacity."

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* Filed with Annual Report on Form 10-K (FYE 12/31/02) on March 31, 2003.


                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.



                                  E-LOAN, INC.


Date:  April 3, 2003              By:/s/ Matthew Roberts
                                    --------------------------------------------
                                    Matthew Roberts
                                    Chief Financial Officer

                                  EXHIBIT INDEX


    Exhibit No.      Description
    -----------      -----------

      99.1          Press Release dated April 2, 2003,  entitled  "E-LOAN,  Inc.
                    Supports   Growth  by  99.1-1   Increasing   Warehouse  Line
                    Capacity."